Exhibit 10.4

FIRST AMENDMENT TO

AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

This FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER AND REORGANIZATION (this “Amendment”) is made and entered into as of January 22, 2007, by and among Consonus Acquisition Corp., a Delaware corporation (“Consonus”), Strategic Technologies, Inc., a North Carolina corporation (“STI”), Consonus Technologies, Inc., a Delaware corporation (the “Company”), CAC Merger Sub, Inc., a Delaware corporation and a wholly and directly owned subsidiary of the Company (“CAC Merger Sub”), and STI Merger Sub, Inc., a North Carolina corporation and a wholly and directly owned subsidiary of the Company (“STI Merger Sub” and, together with CAC Merger Sub, the “Merger Subs”). Knox Lawrence International, LLC, a Delaware limited liability company (the “Consonus Principal Stockholder”), is executing this Amendment for the sole purpose of acknowledging and agreeing to the amendments to Exhibit K as discussed below and attached hereto.

RECITALS

A.                                   The parties hereto are parties to that certain Agreement and Plan of Merger and Reorganization dated as of October 18, 2006 (the “Merger Agreement”).

B.                                     The parties desire to amend the Merger Agreement as and to the extent set forth herein.

AGREEMENTS

NOW, THEREFORE, in consideration of the recitals, the mutual covenants and agreements set forth herein and in the Merger Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                       Section 1.8(b)(i) of the Merger Agreement is hereby amended by deleting “0.07716852370881630” and replacing it with “0.077171303934418” as the STI Exchange Ratio.

2.                                       Each of Sections 2.8 and 3.8 are hereby amended by adding at the end of each such Section “or (iv) Transaction Expenses.”

3.                                       Section 4.16 of the Merger Agreement is hereby amended by deleting the final sentence of such Section and replacing it with the following:

“The Parties agree that Michael G. Shook and William M. Shook, in their roles as executive officers of the Company and STI, will be entitled to the incentive payments as and to the extent set forth on Exhibit K attached hereto and made a part hereof.”

4.                                       Exhibit K to the Merger Agreement is hereby deleted in its entirety and replaced with the Exhibit K attached hereto and made a part hereof.

5.                                       Except as specifically amended or modified by this Amendment, the terms and conditions of the Merger Agreement shall remain unimpaired, unaffected and unchanged in every particular as set forth therein. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Merger Agreement.

6.                                       This Amendment may be executed in several counterparts and delivered by facsimile transmission, each of which shall be deemed an original, but which counterparts shall together constitute one and the same Amendment.

[THE NEXT PAGE IS THE SIGNATURE PAGE.]

IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Agreement and Plan of Merger and Reorganization to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

CONSONUS ACQUISITION CORP.

By:	/s/Nana Baffour
Nana Baffour, Chairman

STRATEGIC TECHNOLOGIES, INC.

By:	/s/Michael G. Shook
Michael G. Shook, Chief Executive Officer

CONSONUS TECHNOLOGIES, INC.

By:	/s/Michael G. Shook
Michael G. Shook, Chief Executive Officer

CAC MERGER SUB, INC.

By:	/s/Nana Baffour
Nana Baffour, President

STI MERGER SUB, INC.

By:	/s/Nana Baffour
Nana Baffour, President

KNOX LAWRENCE INTERNATIONAL, LLC

By:	/s/Nana Baffour
Nana Baffour, Managing Principal

[Signature Page to First Amendment to Agreement and Plan of Merger and Reorganization]

EXHIBIT K

Executive Incentive Payments

President/CEO Bonus:

At or immediately prior to the Closing of the Mergers, STI will provide as a bonus to Michael G. Shook, the forgiveness and cancellation of any and all amounts owed to STI pursuant to the Loan Agreement by and between STI and Michael G. Shook, effective April 17, 1998, as amended April 1, 2003 and March 31, 2005.

At the Closing of the Mergers, the Consonus Principal Stockholder will provide a loan to Michael G. Shook in the principal amount of $100,000, with interest at twelve percent (12%), which loan will be secured by 21,142 shares of Company Common Stock issued to Michael G. Shook in connection with the Mergers (the “M. Shook Closing Loan”).

Upon the successful completion of an initial public offering by the Company, if Michael G. Shook is at such time still employed by STI and/or the Company as the Chief Executive Officer of such entity, the Consonus Principal Stockholder will fund a cash bonus in the minimum amount of $589,593 and maximum amount of $624,688 to Michael G. Shook or to such recipients as Michael G. Shook may direct. A portion of such cash bonus will be paid in the form of forgiveness of the M. Shook Closing Loan.

 Executive Vice President of Sales & Marketing/Vice President of Sales and Marketing Bonus:

At or immediately prior to the Closing of the Mergers, STI will provide as a bonus to William M. Shook, the forgiveness and cancellation of any and all amounts owed to STI pursuant to the Loan Agreement by and between STI and William M. Shook, effective April 17, 1998, as amended April 1, 2003 and March 31, 2005.

Upon the successful completion of an initial public offering by the Company, if William M. Shook is at such time still employed by STI and/or the Company as the Executive Vice President of Sales & Marketing and/or Vice President of Sales & Marketing of such entity, the Consonus Principal Stockholder will fund a cash bonus in the minimum amount of $159,935 and maximum amount of $169,455 to William M. Shook or to such recipients as William M. Shook may direct.